SECURITIES AND EXCHANGE COMMISSION

                 WASHINGTON, D.C. 20549

                       FORM 8-K

                    CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

Date of Report (Date of earliest event reported):  May 12, 1995


                 LSI LOGIC CORPORATION
        (Exact name of registrant as specified in its charter)


Delaware            0-11674              94-2712976
(State or other   (Commission          (IRS Employer
 jurisdiction      File Number)         Identification
of incorporation                             No.)



        1551 McCarthy Blvd., Milpitas, California 95035
           (Address of principal executive offices)

Registrant's telephone number, including area code (408)433-8000

                   Not Applicable
   (Former name or former address, if changed since last report)





















Item 5.   Other Events

  On May 12, 1995, LSI Logic Corporation (the "Registrant") gave public notice of that its Board of Directors had declared a 100% stock dividend in the form of a two-for-one stock split. Attached as Exhibit 99.5 to this Current Report on Form 8-K is the text of the notice given by the Registrant on May 12, 1995.

Item 7.   Financial Statements and Exhibits

    (c)  Exhibits

         99.5 Text of Press Release dated May 12, 1995



                              SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 1995               LSI LOGIC CORPORATION

                                 /s/ Albert A. Pimentel

                                    Albert A. Pimentel
                                    Sr.Vice President, Finance
                                    and Chief Financial Officer



                          INDEX TO EXHIBITS

     Exhibit

     99.5      Text of Press Release dated May 12, 1995.